Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME

1 STOP MOTORSPORTS

1ST CHOICE AUTO SALES INC

1ST CLASS AUTO SALES

1ST CLASS AUTOS

1ST FINANCIAL SERVICES

231 CAR SALES

247 AUTO SALES

2ND ST AUTO AND RV SALES

31 W AUTO BROKERS INC

4 WHEELS OF FOX LAKES SALES

4042 MOTORS LLC

414 AUTO CENTER

44 AUTO MART

5 POINTS AUTO MASTERS

502 MOTORING

60 WEST AUTO SALES LLC

72 WEST MOTORS LLC

747 AUTO SALES & LEASING LLC

7TH STREET AUTO SALES

81 MOTORS

A & D MOTORS, INC.

A & M CLASSIC AUTO RESTORATION

A 1 AUTO SALES INC

A.R.J.’S AUTO SALES, INC

A7AUTO.COM LLC

AAA AUTO SALES OF GRAND RAPIDS

AACC AUTO CAR SALES, INC

ABBY’S AUTOS, INC.

ABERNATHY’S AUTO SALES

ACCURATE MOTORCARS, INC

ACE MOTOR CARS LLC

ACES AUTO MART

ACTION AUTO SALES INC

ACTION DIRECT USA

ACTIVE DUTY AUTO, INC.

ACURA OF ORANGE PARK

ADAMS AUTO GROUP

ADAMSON FORD LLC

ADRIAN DODGE CHRYSLER JEEP

ADVANCE AUTO WHOLESALE, INC.

ADVANCED AUTO BROKERS, INC.

ADVANTAGE USED CARS

ADVENTURE CHRYSLER JEEP

AFFINITY AUTOMOTIVE REPAIRS &

DEALER NAME

AFFORDABLE MOTORS

AFFORDABLE RENTAL SALES

AFFORDABLE USED CARS & TRUCKS

AJ’S AUTO

AK IMPORTS AUTO SALES

AL HENDRICKSON TOYOTA

AL PACKER FORD

ALAN JAY TOYOTA

ALEX KARRAS LINCOLN

ALFA MOTORS

ALL AMERICAN AUTO MART

ALL CREDIT CAR SALES LLC

ALL PRO CHEVROLET

ALL STAR DODGE CHRYSLER JEEP

ALL STAR MOTORS INC

ALL WHEEL AUTO

ALLAN VIGIL FORD

ALLEN TURNER AUTOMOTIVE

AL’S AUTO MART

ALTERNATIVES

AMERICAN PRESTIGE AUTOS INC

AMERICAR, INC.

AMERIFIRST AUTO CENTER, INC.

AMS CARS

ANDY MOHR BUICK PONTIAC GMC

ANDY MOHR CHEVROLET, INC.

ANDY MOHR FORD, INC.

ANDY MOHR NISSAN, INC.

ANDY MOHR TOYOTA

ANSWER ONE MOTORS

ANTHONY PONTIAC GMC BUICK INC

ANTIQUE MOTORS

ANTWERPEN NISSAN, INC.

ANY CREDIT AUTO SALES LLC

AP AUTO GROUP LLC

APPROVAL AUTO CREDIT INC.

ARB WHOLESALE CARS INC

ARBOGAST BUICK PONTIAC GMC

ARC AUTO LLC

ARC AUTO LLC

ARCADIA CHEVROLET

ARCH ABRAHAM NISSAN LTD

ARES FINANCIAL SERVICES LLC

DEALER NAME

ARRIVE LUXURY MOTORS LLC

ART MOEHN CHEVROLET, CO.

ART PINNOWS AUTO

ASANKA CARS.COM

ASHEBORO NISSAN, INC

ASSET AUTOMOTIVE LLC

ASSOCIATED AUTOMOTIVE GROUP

ATCHINSON FORD SALES

ATL AUTOS .COM

ATLANTA AUTO BROKERS

ATLANTA LUXURY MOTORS INC

ATLANTA ON WHEELS LLC

ATLANTA SPORTS & IMPORTS

ATLANTIC COAST AUTOS

ATLANTIC MOTOR SPORTS

ATLANTIS RENT A CAR AND

AUCTION DIRECT AUTO WHOLESALE

AUCTION DIRECT USA

AUCTION EXPRESS AUTO BROKERS

AURORA CHRYSLER PLYMOUTH

AUSTIN MOTORS, INC

AUTO AMERICA

AUTO B GOOD

AUTO BRITE AUTO SALES

AUTO BROKERS, INC.

AUTO CENTERS ST CHARLES LLC

AUTO CITY

AUTO DEALS BROKER

AUTO DEALZ BIZ LLC

AUTO DEPOT LLC

AUTO DIRECT

AUTO DIRECT COLUMBUS OH

AUTO DIRECT PRE-OWNED

AUTO EXPECTATIONS LLC

AUTO FINDERS, INC.

AUTO HOUSE OF SALISBURY INC

AUTO LIBERTY OF ARLINGTON

AUTO LINE, INC.

AUTO LIQUIDATORS OF TAMPA, INC

AUTO MAC 2

AUTO MART, INC.

AUTO MAX

AUTO MAX USA LLC

AUTO NET AUTO SALES LLC

DEALER NAME

AUTO NETWORK OF THE TRIAD LLC

AUTO PARK CORPORATION

AUTO PASS SALES & SERVICE CORP

AUTO PLAZA USA

AUTO PLEX OF ST LOUIS

AUTO PLUS OF SMITHVILLE LLC

AUTO POINT USED CAR SALES

AUTO PROFESSIONAL CAR SALES

AUTO RITE, INC

AUTO SEARCH ONE INC

AUTO SELECT

AUTO SOLUTIONS MOTOR CO

AUTO SOURCE OF GEORGIA

AUTO SOURCE UNLIMITED LLC

AUTO SPORT, INC.

AUTO SPOT ORLANDO

AUTO STOP INC

AUTO SUPER CENTER

AUTO TECH OF VENICE INC

AUTO TECH SERVICE CENTER

AUTO TRADEMARK

AUTO TREND WHOLESALE

AUTO VILLA WEST

AUTO VILLAGE

AUTO WISE BUYING SERVICE INC

AUTO WISE OF SHELBYVILLE

AUTO WORLD

AUTODRIVE, LLC

AUTOFIX PLUS INC

AUTOLAND AUTO SALES

AUTOLAND USA AT SMYRNA

AUTOMART #1 LLC

AUTOMAX

AUTOMAX ATLANTA

AUTOMAX OF ANDERSON

AUTOMAX OF GREENVILLE

AUTOMAX OF GREER

AUTOMON

AUTOMOTIVE ALTERNATIVE, LLC

AUTOMOTIVE CONNECTION

AUTOMOTIVE GROUP OF O FALLON

AUTOMOTIVE SOLUTIONS OF

AUTONOMICS

AUTOPLEX IMPORT

DEALER NAME

AUTOQUICK, INC.

AUTORAMA PREOWNED CARS

AUTOS DIRECT INC

AUTOS ONLINE

AUTOSHOW SALES AND SERVICE

AUTOVILLE, USA

AUTOWAY FORD OF BRADENTON

AUTOWAY FORD OF ST PETE

AUTOWAY NISSAN

AUTOWAY TOYOTA

AUTOWISE LLC

AUTOWORLD USA

B & B AUTO PERFORMANCE LLC

B & W MOTORS

BACHMAN AUTO GROUP, INC.

BACONS BRIDGE AUTO LLC

BAKER BUICK GMC CADILLAC

BALLAS BUICK GMC

BALTIMORE WASHINGTON AUTO

BAMA MOTORCARS INC

BANK AUTO SALES

BARBIES AUTOS CORPORATION

BARGAIN SPOT CENTER

BARNES MOTOR CO. LLC

BARRETT & SONS USED CARS

BARTOW FORD COMPANY

BARTS CAR STORE INC

BASELINE AUTO SALES, INC.

BAY PINES AUTO SALES

BEACHUM AND LEE FORD INC

BECK CHRYSLER, PONTIAC, DODGE,

BECK NISSAN INC.

BEDFORD AUTO WHOLESALE

BEDFORD FORD LINCOLN MERCURY

BEHLMANN ST PETERS PREOWNED

BELLS AUTO SALES

BELL’S AUTO SALES

BEN MYNATT CHEVY

BEN MYNATT NISSAN

BEREA AUTO MALL

BERGER CHEVROLET

BESSEMER AL AUTOMOTIVE LLC

BEST BUY MOTORS

BEST CHEVROLET

DEALER NAME

BEST DEAL AUTO SALES

BEST DEAL AUTO SALES INC

BEST DEALS ON WHEELS AUTO

BEST KIA

BEXLEY MOTORCAR COMPANY LLC

BIARTI AUTO SALES LLC

BICKEL BROTHERS AUTO SALES INC

BIG BLUE AUTOS, LLC

BIG BOYS TOYS FLORIDA LLC

BIG JOHNS CARZ AN TRUCKS

BIG O DODGE OF GREENVILLE, INC

BILL BLACK CHEVROLET,

BILL BRANCH CHEVROLET

BILL BRYAN CHRYSLER DODGE JEEP

BILL BUCK CHEVROLET, INC

BILL ESTES CHEVROLET

BILLS & SON AUTO SALES INC

BILLS AUTO SALES & LEASING,LTD

BILLY HOWELL FORD-LINCOLN-

BILTMORE MOTOR CORP.

BIRMINGHAM WHOLESALE AUTO LLC

BLACKSTONE IMPORTS OF

BLACKWELL MOTORS INC

BLAKE HOLLENBECK AUTO SALES IN

BLEECKER CHEVROLET PONTIAC

BLOOMINGTON AUTO CENTER

BLOSSOM CHEVROLET, INC.

BLVD AUTO EXCHANGE INC

BOB BELL CHEV NISSAN, INC.

BOB BOAST DODGE

BOB CALDWELL DODGE COUNTRY INC

BOB DANIELS BUICK

BOB KING’S MAZDA

BOB MAXEY LINCOLN-MERCURY

BOB STEELE CHEVROLET INC.

BOBB SUZUKI

BOBBY LAYMAN CHEVROLET, INC.

BOBBY MURRAY TOYOTA

BOMMARITO HONDA INC

BONANZA AUTO CENTER INC

BOWDEN MOTORS INC

BOYD’S AUTO SALES

BRADENTON AUTO DIRECT

BRADLEY CHEVROLET, INC.

DEALER NAME

BRAD’S USED CARS

BRADSHAW ACURA

BRAMLETT PONTIAC INC

BRANDT AUTO BROKERS

BRANNON HONDA

BRAZUSA AUTO SALES INC

BRECKENRIDGE MOTORS EAST LLC

BREMEN MOTORS

BRIDGE STREET AUTO SALES INC

BROADWAY AUTO SALES & SERVICE

BRONDES FORD MAUMEE LTD

BROOKBANK AUTO EXCHANGE LLC

BROTHERS CHEVROLET OLDSMOBILE

BROWN MOTOR SALES

BROWN’S AUTO SALES

BRYANT USED CARS

BSK MOTOR CARS

BUCKEYE FORD LINCOLN MERC OF O

BUCKEYE FORD MERCURY, INC.

BUCKEYE NISSAN, INC.

BURCHETT FORD LINCOLN MERCURY

BURNT STORE AUTO AND TRAILER

BUSH AUTO PLACE

BUTLER CHRYSLER DODGE JEEP

BUTLER MOTOR CO. INC

BUY RIGHT AUTO SALES INC

BUY RIGHT AUTOMOTIVE, LLC

BUY RITE MOTORS LLC

BUYERS CHOICE AUTO CENTER LLC

BUZZ KARZ LLC

BYERLY FORD-NISSAN, INC

BYERS DELAWARE

C & C MOTORS

C & J AUTO WORLD LLC

C AND B AUTO SALES & SERVICE

CADILLAC OF NOVI INC

CALIFORNIA IMPORTS

CALVARY CARS & SERVICE, INC

CAMPBELL MOTORS, INC.

CAPITAL AUTO SALES

CAPITAL AUTOMOTIVE SALES

CAPITAL CITY IMPORTS

CAPITAL MOTORS

CAPITOL AUTO

DEALER NAME

CAR BAZAAR INC OF FRANKLIN

CAR CITY INC

CAR COLLECTION OF TAMPA INC.

CAR COLLECTION, INC.

CAR CONNECTION

CAR CREDIT INC

CAR DEALS

CAR MART FL.COM

CAR ONLINE LLC

CAR PORT AUTO SALES, INC.

CAR SOURCE, LLC.

CAR STAR

CAR TOWN KIA USA

CAR WORLD OF PALM BEACH, INC.

CAR ZONE

CARDINAL MOTORS INC

CAREY PAUL HONDA

CARL GREGORY CHRYSLER-DODGE-

CARMASTERS OF ARLINGTON

CARMIKES, INC.

CAROLINA AUTO EXCHANGE

CAROLINA MOTORCARS

CARPORT SALES & LEASING, INC.

CARRIAGE AUTO SALES

CARRIAGE KIA

CARRIAGE MITSUBISHI

CARROLLTON MOTORS

CARS & CREDIT OF FLORIDA

CARS 4 LESS AUTO INC

CARS 4 U

CARS AND CARS, INC.

CARS CARS CARS INC

CARS OF SARASOTA LLC

CARS R US

CARS THAT GO LLC

CARS TO GO AUTO SALES AND

CARS4SALE INC

CARSMART

CARSMART, INC.

CARZ, INC.

CASCADE AUTO GROUP, LTD

CASH AUTO SALES LLC

CASTLE AUTO OUTLET, LLC

CASTLE BUICK GMC

DEALER NAME

CASTLE USED CARS

CASTRIOTA CHEVROLET GEO INC.

CAVALIER AUTO SALES INC

CBF MOTORS LLC

CBS QUALITY CARS, INC.

CECIL CLARK CHEVROLET,INC.

CENTURY BUICK

CHAMPION BUICK GMC INC

CHAMPION CHEVROLET INC

CHAMPION OF DECATUR, INC.

CHAMPION PREFERRED AUTOMOTIVE

CHARLES BARKER PREOWNED OUTLET

CHARLOTTE MOTOR CARS LLC

CHASE AUTO GROUP

CHATHAM PARKWAY TOYOTA

CHESTATEE FORD INC

CHRIS CARROLL AUTOMOTIVE

CHRIS SPEARS PRESTIGE AUTO

CHRYSLER JEEP OF DAYTON

CINCINNATI USED AUTO SALES

CINCY IMPORTS

CIRCLE CITY ENTERPRISES, INC.

CITILINK MOTORS LLC

CITY AUTO SALES

CITY CHEVROLET

CITY MITSUBISHI

CITY STYLE IMPORTS INC

CITY TO CITY AUTO SALES, LLC

CITY USED CARS, INC

CITY VIEW AUTO SALES

CJ’S AUTO STORE

CLASSIC ASIAN IMPORTS, LLC

CLASSIC FORD

CLINTON FAMILY FORD

CLOVERHILL MOTORS

COASTAL AUTOMOTIVE INC

COASTAL CHEVROLET, INC.

COCONUT CREEK HYUNDAI

COGGIN HONDA

COGGIN NISSAN

COGGIN NISSAN AT THE AVENUES

COLBERT’S AUTO OUTLET

COLLEGE CHEVROLET BUICK

COLONIAL MOTORS LLC

DEALER NAME

COLUMBUS AUTO RESALE, INC

COLVIN AUTO SALES & SERVICE

CONCOURS AUTO SALES, INC.

CONEXION AUTO SALES

CONLEY BUICK, INC.

CONWAY HEATON INC

COOK & REEVES CARS INC

CORAL SPRINGS OLDSMOBILE, INC

CORAL WAY AUTO SALES INC

CORAL WAY AUTO SALES OF MIAMI

CORNER AND AKERS AUTO STORE

CORY FAIRBANKS MAZDA

COUCH MOTORS LLC

COUGHLIN AUTOMOTIVE OF

COUGHLIN AUTOMOTIVE- PATASKALA

COUGHLIN CHEVROLET- NEWARK

COUGHLIN CHEVROLET OF

COUGHLIN FORD OF CIRCLEVILLE

COUGHLIN HYUNDAI

COUNTRY HILL MOTORS INC

COUNTRY HILL MOTORS, INC.

COUNTRYSIDE FORD OF CLEARWATER

COUNTY MOTOR CO., INC.

COURTESY CHRYSLER JEEP DODGE

COURTESY FORD LINCOLN

COURTESY NISSAN

COX CHEVROLET INC

COYLE CHEVROLET

CRAIG & BISHOP, INC.

CRAIG & LANDRETH INC

CRAMER HONDA OF VENICE

CRAMER TOYOTA OF VENICE

CRAZY AUTO SALES

CREDIT CARS SALES

CREDIT UNION REMARKETING

CRENCOR LEASING & SALES

CRESCENT FORD, INC

CRESTMONT CADILLAC

CRONIC CHEVROLET, OLDSMOBILE-

CRONIN FORD

CROSSGATE MOTORS, INC.

CROSSWALK AUTO

CROWN AUTO DEALERSHIPS INC.

CROWN CHRYSLER JEEP, INC.

DEALER NAME

CROWN HONDA

CROWN KIA

CROWN MOTORS INC

CROWN NISSAN

CROWN NISSAN GREENVILLE

CSA IMPORTS LLC DBA COGGIN

CURRIE MOTORS DRIVERS EDGE

CURRY HONDA

D & R TRUCK AND AUTO

DALE JARRETT FORD

DAN CUMMINS CHV BUICK PONTIAC

DAN TOBIN PONTIAC BUICK GMC

DAN TUCKER AUTO SALES

DARBY SOUTH

DARCARS WESTSIDE PRE-OWNED

DAVCO AUTO LLC

DAVE EDWARDS HYUNDAI, INC.

DAVE GILL PONTIAC GMC

DAVE SINCLAIR LINCOLN

DAVID SMITH AUTOLAND, INC.

DAYS AUTO SALES INC

DAYTON ANDREWS DODGE

DAYTON ANDREWS INC.

DEACON JONES AUTO PARK

DEALER SERVICES FINANCIAL CTR

DEALERS CHOICE MOTOR COMPANY

DEALS ON WHEELS

DEALS ON WHEELS AUTO MART

DEALZ AUTO TRADE

DEALZ ON WHEELZ LLC

DECOSKY MOTOR HOLDINGS

DEECO’S AUTO SALES INC

DEFOUW CHEVROLET, INC.

DELRAY IMPORTS, INC

DELRAY MAZDA

DELUCA TOYOTA INC

DENNIS AUTO POINT

DEREK MOTORCAR CO INC

DESTINYS AUTO SALES

DETROIT II AUTOMOBILES, INC

DIANE SAUER CHEVROLET, INC.

DICK DEAN ECONOMY CARS INC

DICK MASHETER FORD, INC.

DICK NORRIS BUICK

DEALER NAME

DICK SCOTT MOTOR MALL INC

DICK SCOTT NISSAN, INC.

DIMMITT CHEVROLET

DIRECT AUTO EXCHANGE, LLC

DIRECT AUTO SALES LLC

DIRECT SALES & LEASING

DISCOUNT AUTO BROKERS

DISCOUNT AUTO SALES

DIXIE IMPORT INC

DM MOTORS, INC.

DNH AUTO

DODGE OF ANTIOCH INC

DOJ AUTO DEALERSHIP

DOMESTIC ACQUISITIONS

DON AYERS PONTIAC INC

DON HINDS FORD, INC.

DON JACKSON CHRYSLER DODGE

DON JACKSON IMPORTS CARS INC

DON MARSHALL CHYSLER CENTER

DON MEALEY CHEVROLET

DON REID FORD INC.

DON SEELYE DAEWOO

DORAL CARS OUTLET

DORSETT MITSUBISHI AND HYUNDAI

DOUGLAS JEEP, INC

DOWN HOME MOTORS LLC

DOWNTOWN FORD, INC.

DREAMS AUTO SALES

DRIVE NOW AUTO SALES

DRIVER SEAT AUTO SALES LLC

DRIVERIGHT AUTO SALES, INC.

DRIVERS WORLD

DRIVEWAYCARS.COM

DRY RIDGE TOYOTA

DUGAN CHEVROLET PONTIAC

DUKE IMPORTS, INC.

DUNN CHEVROLET OLDS INC.

DUVAL ACURA

E & R AUTO SALES INC

EAGLE ONE AUTO SALES

EARL TINDOL FORD, INC.

EAST ANDERSON AUTO SALES

EAST CHARLOTTE NISSAN

EAST COAST AUTO SALES LLC

DEALER NAME

EAZY RIDE AUTO SALES LLC

ECONOMIC AUTO SALES INC

ECONOMY AUTO MART

ED KOEHN FORD OF WAYLAND

ED MORSE AUTO PLAZA

ED SCHMID FORD INC

ED SCHMIDT AUTOMOTIVE GROUP

ED TILLMAN AUTO SALES

ED VOYLES HONDA

ED VOYLES HYUNDAI

EDD KIRBY’S ADVENTURE LLC

EDDIE AUTO BROKERS

EDDIE CRAIGS EXPRESS

EDDIE MERCER AUTOMOTIVE

EDGE MOTORS

EDWARDS CHEVROLET CO

EJ’S QUALITY AUTO SALES, INC.

ELITE AUTO GROUP

ELITE AUTO WHOLESALE

ELITE CAR OUTLET INC

ELITE MOTOR MALL

ELITE MOTORS

EMPIRE AUTOMOTIVE GROUP

ENGLEWOOD FORD

ENGLISH CARRIAGE

ENTERPRISE

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE CAR SALES

ENTERPRISE LEASING CO OF

ENTERPRISE LEASING CO. OF ORL.

ENTERPRISE LEASING COMPANY

ENTERPRISE LEASING COMPANY

ERNEST MOTORS, INC.

ERNIE PATTI AUTO LEASING &

ERWIN CHRYSLER PLYMOUTH DODGE

ESSERMAN NISSAN LTD

EVOLUTION AUTO SALES LLC

EXCLUSIVE MOTORCARS LLC

EXECUTIVE AUTO SALES

EXOTIC MOTORCARS

EXPERT AUTO GROUP INC

DEALER NAME

EXPRESS AUTO SALES

EXPRESSWAY MITSUBISHI

EXTREME AUTO LLC

EXTREME DODGE DODGE TRUCK

EXTREME IMPORTS

EZ AUTO & TRUCK PLAZA II INC

FACTORY DIRECT AUTO

FAIRLANE FORD SALES, INC.

FALCONE AUTOMOTIVE

FAME FINANCE COMPANY

FAMILY KIA

FAMILY MOTORS

FANELLIS AUTO

FANTASTIC 4 AUTO SALES

FANTASY AUTOMOTIVES

FBC AUTOMOTIVE LTD

FENWICK MOTORS

FERGUSON AND SONS USED CARS

FERMAN NEW PORT RICHEY

FERMAN NISSAN

FIAT OF WINTER HAVEN

FIELDS CADILLAC-OLDSMOBILE-

FIERGE BROS AUTO SALES

FINAST AUTO SALES

FIRKINS C.P.J.S.

FIRKINS NISSAN

FIRST CHOICE AUTOMOTIVE INC

FIRST CHOICE MOTORS

FIRST STOP AUTO SALES

FISCHER NISSAN INC.

FITZGERALD MOTORS, INC.

FLAMMER FORD OF SPRINGHILL

FLETCHER CHRYSLER PRODUCTS INC

FLORENCE AUTO MART INC

FLORIDA AUTO EXCHANGE

FLORIDA CARS OF TAMPA BAY INC

FLOW CHEVROLET LLC

FLOW HONDA

FOLGER AUTOMOTIVE, LLC

FORD MIDWAY MALL, INC.

FORD OF PORT RICHEY

FORT WALTON BEACH

FORT WAYNE CREDIT CONNECTION I

FORT WAYNE NISSAN INFINITI

DEALER NAME

FORT WAYNE TOYOTA/LEXUS OF

FOUNTAIN AUTO MALL

FOX AUTO SALES

FOXWORTHY AUTO SUPERSTORE

FRANK LETA AUTOMOTIVE OUTLET

FRANK MYERS AUTO SALES, INC

FRANKIES AUTO SALES

FRANKLIN FAMILY CHEVY BUICK GM

FRED ANDERSON KIA

FRED MARTIN FORD

FREEDOM DODGE CHRYSLER JEEP

FRENSLEY CHRYSLER PLYMOUTH

FRIENDLY FINANCE AUTO SALES

FRITZ ASSOCIATES

FUCCILLO KIA OF CAPE CORAL

FULL THROTTLE CUSTOM AUTOS INC

FUTURE AUTOMOTIVE LLC

G & M MOTORS

G & W MOTORS INC

GAINESVILLE DODGE

GANLEY AKRON, INC

GANLEY BEDFORD IMPORTS INC

GANLEY CHEVROLET, INC

GANLEY CHRYSLER JEEP DODGE INC

GANLEY LINCOLN MERCURY

GANLEY, INC

GARY SMITH FORD

GARY YEOMANS FORD

GASTONIA NISSAN, INC

GATES CHEV PONT GMC BUICK

GATEWAY PRE-OWNED

GATOR CHRYSLER-PLYMOUTH, INC.

GENE GORMAN & ASSOC. INC. DBA

GEN-X CORP

GEOFF ROGERS AUTOPLEX

GEORGE MOORE CHEVROLET

GEORGIA AUTO BROKERS

GERMAIN FORD

GERMAIN TOYOTA

GERMAIN TOYOTA

GETTEL TOYOTA

GILBERT & BAKER FORD INC

GILBERT CHEVROLET COMPANY INC

GLOBAL SELECT AUTO

DEALER NAME

GLOVER AUTO SALES

GOLDEN OLDIES

GOOD MOTOR COMPANY LLC

GOODMAN CHEV OLDS CAD NISSAN

GORDON CHEVROLET, INC.

GRANDVIEW MOTORS LLC

GRANT MOTORS CORP.

GREAT BRIDGE AUTO SALES

GREAT LAKES CHEVROLET BUICK

GREAT LAKES GMC BUICK

GREAT LAKES HYUNDAI, INC.

GREAT NECK AUTO SALES

GREEN FORD, INC

GREENLIGHT MOTORS, LLC

GREENWISE MOTORS

GREG SWEET CHEVY BUICK OLDS

GRIFFIN FORD SALES, INC.

GRIFFIN MOTOR CO, INC

GROGANS TOWNE CHRYSLER

GROTE AUTOMOTIVE INC

GROVER & SONS MOTOR SALES LLC

GTR MOTORS

GUARANTEE AUTOMAXX CORPORATION

GULF ATLANTIC WHOLESALE INC

GULF COAST AUTO BROKERS, INC.

GURNEE AUTO

GWINNETT PLACE FORD

GWINNETT PLACE NISSAN

GWINNETT SUZUKI

H & H AUTO SALES

HAASZ AUTO MALL, LLC

HAIMS MOTORS INC

HAIMS MOTORS INC

HALEY TOYOTA CERTIFIED

HALLMARK HYUNDAI

HALLMARK HYUNDAI

HALO AUTOSPORTS

HANSELMAN AUTO SALES INC.

HAPPY AUTO MART

HAPPY CARS INC

HARBOR CITY AUTO SALES, INC.

HARDIE’S USED CARS, LLC

HARDY CHEVROLET

HARPER AUTO SALE, LLC

DEALER NAME

HARRIS MOTORS

HATCHER’S AUTO SALES

HAWK AUTO SALES

HAWK FORD OF OAK LAWN

HAWKINSON NISSAN LLC

HAWLEY MOTOR SALES, INC

HEADQUARTER HONDA

HEATH’S EXOTIC CARS AND

HEATHS TOYS AUTO SALES

HENDRICK CHRYSLER DODGE JEEP

HENDRICK HONDA

HENDRICK HONDA

HENDRICK HYUNDAI NORTH

HENDRICKSCARS.COM

HERITAGE BUICK GMC HONDA

HERITAGE FORD

HERRNSTEIN CHRYSLER INC

HIESTER PREOWNED CLEARANCE CTR

HIGHLINE IMPORTS, INC.

HILLMAN MOTORS, INC.

HILLSIDE MOTORS

HILTON HEAD MAZDA

HILTON HEAD MITSUBISHI

HOLLYWOOD CHRYSLER PLYMOUTH

HOLLYWOOD IMPORTS

HOLLYWOOD MOTOR CO #3

HOMETOWN AUTO MART, INC

HONDA CARS OF BRADENTON

HONDA CARS OF ROCK HILL

HONDA MARYSVILLE

HONDA OF FRONTENAC

HONDA OF GAINESVILLE

HONDA OF MENTOR

HONDA OF OCALA

HONDA OF THE AVENUES

HONDA OF TIFFANY SPRINGS

HONEST ENGINES

HOOVER AUTOMOTIVE LLC

HOOVER CHRYSLER PLYMOUTH DODGE

HOOVER MITSUBISHI CHARLESTON

HOT DEAL ON WHEEL USED CARS

HOWELL CYCLE

HT MOTORS INC

HUBLER AUTO PLAZA

DEALER NAME

HUBLER CHEVROLET INC

HUBLER NISSAN, INC.

HUDSON NISSAN ON NICHOLASVILLE

HUSTON MOTORS INC.

HWY 150 BUYERS WAY, INC.

HYUNDAI OF BRADENTON

I 95 TOYOTA & SCION

I AM CARS LTD

IAD AUTO INC

IAUTO INC

IDEAL MOTORS INC

IDEAL USED CARS INC

IGNITE AUTOMOTIVE

IJN AUTOMOTIVE GROUP

IMMACULATE AUTO

IMPERIAL MOTORS

IMPORT CARS R US

IMPORT’S LTD

INDOOR AUTO SALES, INC.

INDY MOTORSPORTS

INDY’S UNLIMITED MOTORS

INTEGRITY AUTO CENTER INC

INTEGRITY AUTOMOTIVE GROUP

INTERSTATE AUTO SALES

IVAN LEONARD CHEVROLET

IVORY CHEVROLET, LLC

J & J S ORANGE BLOSSOM TRL

J & M AFFORDABLE AUTO, INC.

J & M MOTORS LLC

J & W AUTO

J LINN MOTORS

J. FRANLKIN AUTO SALES INC

JACK DEMMER FORD, INC.

JACK MAXTON CHEVROLET INC

JACKIE MURPHY’S USED CARS

JACK’S USED CARS

JACKSON ACURA

JACK-SON AUTO SALES INC

JACKSONVILLE AUTO LINK INC

JACOBY MOTORS INC

JADES AUTO SALE INC

JAKE ALEXANDER AUTO SALES

JAKE SWEENEY CHEVROLET, INC

JAKE SWEENEY SMARTMART INC

DEALER NAME

JAKMAX

JARRARD PRE-OWNED VEHICLES

JARRETT FORD HAINES CITY

JARRETT GORDON FORD INC

JARRETT-GORDON FORD OF WINTER

JAX AUTO WHOLESALE, INC.

JAY HONDA

JAY’S USED CARS, LLC.

JAZ AUTOMOTIVE G LLC

JAZCARS, INC.

JC AUTOMAX

JC LEWIS FORD, LLC

JCN INC AUTO SALES

JD CENTURY AUTO SALES INC

JEEPIES LLC

JEFF SCHMITT AUTO GROUP

JEFF WYLEF CHEVROLET OF

JEFF WYLER CHEVROLET, INC

JEFF WYLER CHRYSLER

JEFF WYLER SPRINGFIELD, INC

JEFFREYS AUTO EXCHANGE

JENKINS ACURA

JENKINS MAZDA

JENKINS NISSAN, INC.

JENTECH AUTOMOTIVE LLC

JERRY HAGGERTY CHEVROLET INC

JERRY WILSON’S MOTOR CARS

JERRYS CHEVROLET

JIM COGDILL DODGE CO

JIM ELLIS MAZDA

JIM KIRBY AUTOMOTIVE

JIM KOESTNER INC

JIM SKINNER FORD INC

JIM WHITE HONDA

JIM WOODS AUTOMOTIVE, INC.

JIMMIE VICKERS INC.

JIMMY BROCKMAN USED CARS

JMC AUTO BROKERS INC

JNM AUTO SALES LLC

JOE FIRMENT CHEVROLET

JOELTON MOTORS INC

JOHN BLEAKLEY FORD

JOHN HIESTER CHEVROLET

JOHN HINDERER HONDA

DEALER NAME

JOHN JENKINS, INC.

JOHN KOOL LINCOLN MERCURY INC

JOHNNY’S AUTOS LLC

JOHNSON AUTOPLEX

JOMAX AUTO SALES

JOSEPH CHEVROLET OLDSMOBILE CO

JOSEPH MOTORS

JOSEPH TOYOTA INC.

JULIANS AUTO SHOWCASE, INC.

JUST DRIVE OF VIRGINIA

JUST RITE AUTO SALES

JUST-IN-TIME AUTO SALES INC

K & B FINANCIAL SERVICES INC

K & D AUTO SALES

K T AUTO SALES LLC

KACHAR’S USED CARS, INC.

KAHLO CHRYSLER JEEP DODGE INC

KAISER PONTIAC BUICK GMC

KAR AUTO SALES LLC

KARL FLAMMER FORD

KEFFER HYUNDAI

KEFFER PRE-OWNED SOUTH

KEITH HAWTHORNE FORD OF

KEITH HAWTHORNE HYUNDAI

KEITH HAWTHORNE HYUNDAI, LLC

KEITH PIERSON TOYOTA

KELLEY BUICK GMC INC

KELLY & KELLY INVESTMENT CO IN

KEN GANLEY NISSAN INC

KENDALL TOYOTA

KEN’S AUTOS

KENS KARS

KERNERSVILLE DODGE

KERRY NISSAN, INC.

KEVINS CAR SALES

KEY CHRYLSER PLYMOUTH INC

KIA ATLANTA SOUTH

KIA AUTO SPORT

KIA COUNTRY

KIA OF BEFORD

KIA OF CONYERS

KIA OF GASTONIA

KIA OF LEESBURG

KIA OF NAPLES

DEALER NAME

KIA OF WESLEY CHAPEL

KING AUTOMOTIVE, LLC

KING MOTORS

KING SUZUKI OF HICKORY LLC

KINGDOM MOTOR CARS

KING’S COLONIAL FORD

KINGS FORD, INC

KINGS HONDA

KINGS OF QUALITY AUTO SALES

KISSELBACK FORD

KNAPP MOTORS

KNE MOTORS, INC.

KNOX BUDGET CAR SALES & RENTAL

KOE-MAK CORP

KOETTING FORD INC

KOOL KARS INC

KUHN MORGAN TOYOTA SCION

L & M MOTORS, LLC

LA AUTO STAR, INC.

LAFONTAINE AUTO GROUP

LAGRANGE MOTORS

LAKE NISSAN SALES, INC.

LAKE PLACID MOTOR CAR, INC

LAKELAND AUTO MALL

LAKELAND CHRYSLER DODGE

LAKEWOOD AUTOSALES INC

LALLY ORANGE BUICK PONTIAC GMC

LAMAR COOKS AUTO CHOICE INC

LANCASTER AUTOMOTIVE

LANCASTERS AUTO SALES, INC.

LANDERS MCLARTY CHEVROLET

LANDERS MCLARTY SUBARU

LANE 1 MOTORS

LANG CHEVROLET COMPANY

LANGDALE HONDA KIA OF

LARRY’S USED CARS

LATIN MOTORS INTERNATIONAL LLC

LAWRENCEBURG CHEVROLET INC

LEE’S AUTO SALES, INC

LEES SUMMIT NISSAN

LEGACY FORD MERCURY

LEGACY NISSAN

LEGACY TOYOTA

LEGRANGE TOYOTA INC

DEALER NAME

LIBERTY AUTO CITY INC

LIBERTY AUTO OUTLET INC

LIBERTY FORD LINCOLN MERC INC

LIBERTY FORD SOUTHWEST, INC

LIBERTY PONTIAC GMC TRUCK, INC

LIBERTY USED MOTORS INC

LIGHTHOUSE AUTO SALES

LIGHTNING MOTORS LLC

LIMA AUTO MALL, INC.

LIPTON TOYOTA

LITTLE RIVER TRADING CO OF

LMN AUTO INC

LOCKHART HUMMER, INC.

LOGANVILLE FORD

LOMBARD AUTO EXCHANGE INC

LONDOFF JOHNNY CHEVROLET INC

LONDON MOTOR SPORTS

LONGSTREET AUTO

LONGWOOD KIA MITSUBISHI

LOU BACHRODT CHEVROLET

LOU SOBH PONTIAC/BUICK/GMC

LOUDON MOTORS, INC

LOVE CHEVROLET INC

LOWEST PRICE TRANSPORTATION

LUCKY MOTORS INC

LUXURY AUTO DEPOT

LUXURY CARS & FINANCIAL, INC.

LUXURY IMPORTS AUTO SALES

LYNN LAYTON CADILLAC NISSAN IN

M & L IMPORTS INC

M & L MOTOR COMPANY, INC.

M & M AUTO GROUP INC

M & M AUTO SUPER STORE

M & M AUTO WHOLESALERS, LLC

M & M MOTORS

MACHADO AUTO SELL LLC

MACKENNEY AUTO SALES

MADISON STREET MOTORS

MAHER CHEVROLET INC

MAIN AUTO SALES

MAIN STREET MOTORCARS

MAINLAND AUTO SALES INC

MANASSAS AUTO TRUCK & TRACTOR

MARANATHA AUTO

DEALER NAME

MARANATHA CAR CO

MARCH MOTORS INC.

MARCHANT CHEVROLET INC

MARIETTA AUTO MALL CENTER

MARK BRADLEY AUTO SALES

MARK SWEENEY BUICK PONTIAC GMC

MARLOZ OF HIGH POINT

MAROONE CHEVROLET

MAROONE FORD OF MARGATE

MAROONE HONDA OF HOLLYWOOD

MARTIN AUTO MART

MARTINS USED CARS INC

MAS AUTO GROUP LLC

MASTER CAR INTERNATIONAL, INC

MASTER CARS

MATHEWS BUDGET AUTO CENTER

MATHEWS FORD INC.

MATHEWS FORD OREGON, INC

MATTHEWS MOTOR COMPANY

MATTHEWS MOTORS INC.

MAXIE PRICE CHEVROLETS OLDS,

MAXIMUM DEALS, INC.

MAXKARS MOTORS

MAXWELL VOLKSWAGEN INC

MAZDA OF SOUTH CHARLOTTE

MAZDA SAAB OF BEDFORD

MAZDA WESTSIDE

MB AUTOBROKERS INC

MCCLUSKY AUTOMOTIVE LLC

MCDANIELS ACURA OF CHARLESTON

MCELVEEN PONTIAC BUICK GMC

MCGAFFS AUTO SALES

MCGHEE AUTO SALES INC.

MCHUGH INC

MCJ AUTO SALES OF CENTRAL FLOR

MCKENNEY DODGE LLC

MCPHAILS AUTO SALES

MCVAY MOTORS, INC.

MD AUTO SALES LLC

MECHANICSVILLE TOYOTA

MEDINA AUTO BROKERS

MEDLIN MOTORS, INC.

MEEKS AUTO HAUS INC

MELROSE PARK AUTO MALL

DEALER NAME

MENTOR IMPORTS,INC.

MEROLLIS CHEVROLET SALES

METRO USED CARS

MICHAEL’S AUTO

MICHAEL’S IMPORTS

MID AMERICA AUTO EXCHANGE INC

MID AMERICA AUTO GROUP

MID ATLANTIC AUTO SALES NETWOR

MID FLORIDA WHOLESALERS INC

MID RIVERS CHRYSLER JEEP DODGE

MID RIVERS MOTORS

MIDDLE TENNESSEE AUTO MART LLC

MIDDLETOWN FORD, INC

MIDFIELD MOTOR COMPANY, INC.

MIDSTATE MOTORS

MIDTOWN AUTO LLC

MID-TOWN MOTORS LLC

MIDWAY AUTO GROUP

MIDWEST AUTO GROUP LLC

MIDWEST MOTORS & TIRES

MIDWESTERN AUTO SALES, INC.

MIKE BASS FORD

MIKE CASTRUCCI FORD OF ALEX

MIKE PRUITT HONDA, INC

MIKE SHAD NISSAN

MIKE THOMAS AUTO SALES

MIKES TRUCKS AND CARS

MIKEY T’S AUTO SALES LLC

MILESTONE MOTORS, L.L.C.

MILLEDGEVILLE HYUNDAI

MILTON B PRICE

MILTON MARTIN HONDA

MINIVAN SOURCE, INC.

MINT AUTO SALES

MIRACLE CHRYSLER DODGE JEEP

MITCHELL MOTORS

MODERN CORP

MODERN NISSAN CONCORD LLC

MONROE DODGE/CHRYSLER INC.

MONTGOMERY MOTORS

MONTROSE FORD

MONTROSE TRI COUNTY KIA

MOORE NISSAN

MORGAN COUNTY AUTO & FIANCE

DEALER NAME

MORONI AUTO SALES INC

MORRIS AUTO SALES INC

MOSS ROBERTSON CADILLAC MAZDA

MOTOR CAR CONCEPTS II

MOTOR KING INC

MOTORCARS TOYOTA

MOTORHOUSE INC

MOTORMAX OF GR

MOTORSPORTS AUTO SALES INC

MOTORWORKS INC

MR CAR LLC

MR DEALS AUTO SALES & SERVICE

MUENSTERMAN MOTORS INC

MULLINAX FORD OF PALM BEACH

MURPHY AUTO SALES

MURPHY MOTORS

MURRAY’S USED CARS

MY CAR LLC

MYLENBUSCH AUTO SOURCE LLC

N & D AUTO SALES, INC.

NALLEY HONDA

NAPLETON’S HYUNDAI

NAPLETON’S NORTH PALM AUTO PK

NAPLETON’S RIVER OAKS CHRYSLER

NAPLETON’S RIVER OAKS KIA

NASH CHEVROLET COMPANY

NATIONAL AUTO SALES 1 LLC

NATIONAL CAR MART, INC

NELSON AUTO SALES

NELSON MAZDA RIVERGATE

NEWTON’S AUTO SALES, INC.

NEXT LEVEL AUTO BROKERS LLC

NICHOLAS DATA

NICHOLS DODGE, INC.

NICKS AUTO MART

NIMNICHT PONTIAC

NISSAN OF BRANDON

NISSAN OF GALLATIN

NISSAN OF MELBOURNE

NORTH ATLANTA AUTO SUPERSTORE

NORTH ATLANTA MOTORS LLC

NORTH BROTHERS FORD, INC

NORTH POINT MOTORS, LLC

NORTHEND MOTORS INC

DEALER NAME

NORTHGATE AUTO SALES

NORTHGATE CHRYSLER JEEP INC

NORTHLAND AUTO SALES

NOUR AUTO SALES INC

NOURSE CHILLICOTHE

NUMBER ONE IN RADIO ALARMS INC

OAKES AUTO INC

OASIS AUTO SALES INC

OCEAN AUTO BROKERS

OCEAN HONDA

O’DANIEL MOTOR SALES, INC.

OHIO AUTO SALES

OLATHE KIA LLC

OLATHE QUALITY AUTO SALES

OLE BEN FRANKLIN MOTORS

OLIVER C. JOSEPH, INC.

ON THE ROAD AGAIN, INC.

ONE SOURCE AUTOMOTIVE SOLUTION

ORANGE CITY MOTORS, INC.

ORANGE PARK DODGE

ORANGE PARK MITSUBISHI

ORLANDO AUTOMOTIVE GROUP LLC

ORLANDO AUTOS

ORLANDO HYUNDAI

OSCAR MOTORS CORPORATION

OXMOOR FORD LINCOLN MERCURY

OXMOOR HYUNDAI

OXMOOR TOYOTA

PACE CAR

PALM AUTOMOTIVE GROUP

PALM BAY MOTORS

PALM BEACH AUTO DIRECT

PALM BEACH TOYOTA

PALM CHEVROLET

PALM CHEVROLET OF GAINESVILLE

PALM KIA

PALMETTO FORD

PALMETTO WHOLESALE MOTORS

PANSTAR AUTO BROKERAGE HOUSE

PAPPADAKIS CHRYSLER DODGE JEEP

PAQUET AUTO SALES

PARADISE COASTAL AUTOMOTIVE IN

PARAMOUNT AUTO

PARK AUTO MALL, INC

DEALER NAME

PARK FORD

PARKS AUTOMOTIVE, INC

PARKS CHEVROLET—GEO

PARKS CHEVROLET, INC

PARKWAY MITSUBISHI

PARKWAY MOTORS INC

PARKWAY MOTORS INC

PARKWOOD MOTORS, INC

PARRISH MOTOR CO INC

PATRICK CADILLAC CO

PATRIOT CHEVROLET

PAUL MILLER FORD, INC.

PAYLESS AUTO DEALS LLC

PEACH MOTORS LLC

PEGGY’S AUTO SALES

PELHAM’S AUTO SALES

PENINSULAR AUTO INC

PENSACOLA AUTO BROKERS, INC

PENSACOLA AUTO DEPOT

PERFORMANCE GMC OF

PETE MOORE CHEVROLET, INC

PETERS AUTO SALES, INC.

PHIL SMITH CHEVROLET

PHILLIPS CHRYSLER-JEEP, INC

PHILMARK INC

PIERSON AUTOMOTIVE

PILES CHEV-OLDS-PONT-BUICK

PINE ISLAND AUTO SALES

PINEVILLE IMPORTS

PINNACLE AUTO SALES

PLAINFIELD AUTO SALES, INC.

PLATINUM AUTO SALES

PLATINUM AUTO SALES & LEASING

PLATTNER’S

PLAZA MOTORS, INC.

PLAZA PONTIAC BUICK GMC INC

POGUE CHEVROLET INC

POMPANO NISSAN LLC

PORT MOTORS

POWER PONTIAC GMC OLDSMOBILE

PRECISION AUTOMOTIVE CENTER

PRECISION MOTOR CARS

PREFERRED AUTO

PREMIER AUTO BROKERS, INC.

DEALER NAME

PREMIER AUTO EXCHANGE

PREMIER AUTO SALES LLC

PREMIER FORD LINCOLN MERCURY

PREMIER MOTORCAR GALLERY

PREMIER ONE MOTOR CARS INC

PREMIERE CHEVROLET, INC.

PREMIUM AUTO SALES AND SERV

PREMIUM MOTORS LLC

PRESSLEY AUTO SALES LLC

PRESTIGE AUTO SALES II INC

PRESTIGE LEASING AND SALES INC

PRESTIGE MOTORS OF VIERA

PRESTON AUTO OUTLET

PRESTON HYUNDAI

PRICED RIGHT AUTO, INC.

PRICED RIGHT CARS, INC

PRIME MOTORS INC

PRIME MOTORS, INC.

PRO MOTION CO INC

PROCAR

PROFESSIONAL AUTO SALES

PUGMIRE FORD LLC

QUALITY BANK REPOS

QUALITY IMPORTS

QUALITY IMPORTS, INC

QUALITY PRE-OWNED VEHICLES

R & B CAR COMPANY

R & K AUTO SALES INC

R & Z AUTO SALES

R.K. CHEVROLET

RACEWAY AUTO SALES

RAD MOTORSPORTS LLC

RALPH’S PLACE

RANDY MARION CHEVROLET PONTIAC

RANDY WISE CHEVROLET BUICK

RANKL & RIES MOTORCARS, INC

RAY CHEVROLET

RAY SKILLMAN EASTSIDE

RAY SKILLMAN FORD INC.

RAY SKILLMAN NORTHEAST BUICK G

RAY SKILLMAN NORTHEAST MAZDA

RAY SKILLMAN OLDSMOBILE AND

RAY SKILLMAN WESTSIDE

RAYMOND CHEVROLET KIA

DEALER NAME

RE BARBER FORD INC

REAL MOTORS LLC

RED HOAGLAND HYUNDAI, INC.

RED HOLMAN BUICK PONTIAC GMC

REDMOND AUTOMOTIVE

REGAL CARS OF FLORIDA INC

REGAL PONTIAC, INC.

REIDSVILLE NISSAN INC

RELIABLE MOTOR BROKERS, INC.

RELIABLE TRUCK SALES

RICART FORD USED

RICK CASE ATLANTA

RICK CASE HYUNDAI

RICK CASE MOTORS, INC.

RICK DAVENPORT AUTO SALES, INC

RICK HENDRICK CHEVROLET

RICK HENDRICK CHEVROLET

RICK HENDRICK DODGE CHRYSLER J

RICK HENDRICK JEEP CHRYSLER

RIDE TIME AUTO SALES LLC

RIDE TIME, INC.

RIGHTWAY AUTOMOTIVE CREDIT

RIOS MOTORS

RITA CASE CARS INC

RIVER CITY AUTO INC

RIVERCHASE KIA

RIVERS EDGE MOTORS, LLC

RIVERSIDE MOTORS, INC

RIVERTOWN TOWN AUTO SALES INC

RML HUNTSVILLE AL AUTOMOTIVE

ROBKE CHEVROLET COMPANY

ROCK BOTTOM AUTO SALES, INC.

ROCK SOLID AUTOMOTIVE INC

ROCKENBACH CHEVROLET SALES INC

ROCKY’S AUTO SALES, INC.

ROD HATFIELD CHEVROLET, LLC

ROD HATFIELD CHRYSLER DGE JEEP

ROGER DEAN CHEVROLET

RON BUTLER MOTORS, LLC

ROSE CITY MOTORS

ROSE CITY MOTORS

ROSE CITY MOTORS 2

ROSIN KIA OF ELGIN

ROSS’S AUTO SALES

DEALER NAME

ROUEN MOTORWORKS LTD

ROUTE 4 AUTO STORE

ROY O’BRIEN, INC

ROYAL AUTO SALES

RPM AUTO SALES

RT 177 AUTO SALES INC

RUDOLPH’S AUTO GROUP INC

RUFUS BROWN’S ELITE MOTORS

S & R AUTO SALES

S S AUTO INC

SALTON MOTOR CARS INC

SAM GALLOWAY FORD INC.

SANDERSON AUTO SALES INC

SANSING CHEVROLET, INC

SANTOS AUTOMOTIVE LLC

SATURN OF GREENSBORO

SATURN OF ST PETE

SAULS MOTOR COMPANY, INC.

SAV MOR AUTOS

SAVANNAH AUTO

SAVANNAH AUTOMOTIVE GROUP

SAVANNAH MOTORS

SAVANNAH SPORTS AND IMPORTS

SAVANNAH TOYOTA & SCION

SCARRITT MOTORS INC

SCOGGINS CHEVROLET OLDS BUICK

SCOTT CLARK HONDA

SELECT AUTO CENTER

SELECT AUTO SALES

SELECT IMPORTS

SELECT MOTORS OF TAMPA INC.

SELECTIVE AUTO & ACCESSORIES

SELECTIVE AUTO SOURCE

SERPENTI CHEVROLET OF ORVILLE

SERPENTINI CHEVROLET OF

SERRA AUTOMOTIVE

SERRA VISSER NISSAN INC

SHAFER PREFERRED MOTORS INC

SHAMBURG AUTO SALES

SHAN AUTO SALES

SHARPE AUTO CONCEPTS

SHAWNEE MOTORS GROUP

SHEEHAN PONTIAC

SHEEHY FORD INC

DEALER NAME

SHELBYVILLE AUTO SALES LLC

SHERIDAN AUTO SALES

SHERMAN DODGE

SHERRY CHRYSLER DODGE TRK INC

SHERWOOD AUTO & CAMPER SALES

SHOALS UNIVERSITY KIA

SHOOK AUTO INC

SHORELINE AUTO CENTER INC

SIGN & DRIVE AUTO SALES LLC

SIGNATURE MOTORS USA LLC

SIMMONS NISSAN

SIMPLE AUTO IMPORTS

SIMS BUICK GMC NISSAN

SIMS BUICK PONTIAC, LLC

SINCLAIR DAVE LINCOLN MERCURY

SINCLAIR OF LEE’S SUMMIT INC

SKY AUTOMOTIVE GROUP CORP

SLIMANS SALES & SERVICE

SMITH MOTORS LLC

SMITH STOKES CHEV CAD BUICK

SOLAR AUTO SALES INC

SOLID AUTOS LLC

SONS HONDA

SOUTH 71 AUTO SALES

SOUTH ATLANTA INVESTMENTS INC

SOUTH BEACH MOTOR CARS

SOUTH CHARLOTTE PREOWNED AUTO

SOUTH COUNTY AUTO PLAZA

SOUTH I-75 CHRYSLER DODGE JEEP

SOUTH OAK DODGE INC

SOUTHEAST JEEP EAGLE

SOUTHERN AUTO IMPORTS

SOUTHERN CAR SALES INC

SOUTHERN DODGE CHRY JP RAM @ N

SOUTHERN DRIVERS LLC

SOUTHERN MOTOR COMPANY

SOUTHERN STATES NISSAN, INC.

SOUTHFIELD JEEP-EAGLE, INC.

SOUTHGATE FORD

SOUTHTOWNE ISUZU

SOUTHWEST AUTO SALES

SPACE & ROCKET AUTO SALES

SPARTAN LINCOLN MERCURY

SPEEDWAY AUTO MALL INC

DEALER NAME

SPIRIT CHEVROLET-BUICK INC.

SPITZER AUTOWORLD

SPITZER DODGE

SPITZER KIA

SPITZER MOTOR CITY

SPORT AND IMPORTS AUTO SALES

SPORT MAZDA

SPORTS AND IMPORTS, INC.

SPORTS CENTER IMPORTS INC

SRQ AUTO LLC

ST LOUIS CARS & CREDIT INC

ST PETE AUTO SALES

STAN’S AUTO SALES

STAN’S CAR SALES

STARK AUTO GROUP

STARK AUTO SALES

STARRS CARS AND TRUCKS, INC

STATE AUT GROUP LLC

STATE STREET AUTO SALES

STATEWIDE AUTO SALES LLC

STEARNS MOTORS OF NAPLES

STEPHEN A FINN AUTO BROKER

STEVE AUSTINS AUTO GROUP INC

STEVE RAYMAN CHEVROLET, LLC

STEVE SORENSON CHEVROLET INC.

STEWART MOTORS

STL AUTO BROKERS

STOGNER NISSAN

STOKES AUTOMOTIVE INC

STOKES BROWN TOYOTA SCION

STOKES HODGES PRE-OWNED

STOKES HONDA CARS OF BEAUFORT

STOKES KIA

STOKES USED CAR CENTER

STONECREST TOYOTA

STOUT SALES

STRALEY’S FORT WAYNE AUTO

SUBARU CONCORD

SUBARU OF DAYTON

SUBARU OF KENNESAW LLC

SUBARU OF MCDONOUGH, LLC

SUBARU OF PEMBROKE PINES

SUBARU SOUTH BLVD

SUBURBAN CHRYSLER JEEP DODGE

DEALER NAME

SUBURBAN CJ OF AA

SUBURBAN OF W. MICHIGAN

SUFFIELD MOTORS

SULLIVAN BUICK GMC INC

SUMMIT CITY CHEVROLET, INC.

SUMMIT PRE-OWNED OF RALEIGH

SUMMIT WEST AUTO GROUP LLC

SUN HONDA

SUN TOYOTA

SUNCOAST CHRYSLER PLYMOUTH

SUNCOAST KIA

SUNNYSIDE CHEVROLET

SUNRISE AUTOMOTIVE

SUNSET MOTORS

SUNSHINE AUTO BROKERS INC

SUPER AUTO SALES

SUPERIOR AUTO SALES

SUPERIOR CHEVROLET

SUPERIOR HONDA

SUPERIOR KIA

SUPERIOR MOTORS

SUPERIOR MOTORS NORTH

SUPERSTORE BUYHERE PAYHERE LLC

SUPRA ENTERPRISES

SUPREME MOTORS OF NASHVILLE

SUTHERLIN NISSAN

SUTHERLIN NISSAN MALL OF GA.

SUTHERLIN NISSAN OF FT. MYERS

SUTHERLIN NISSAN ORLANDO

SUZUKI OF NASHVILLE

SWANNY’S AUTO SALES LLC

SYMBOLIC MOTORSPORTS

T & L AUTO SALES

TAG AUTO

TALLAHASSEE DODGE-CHRYSLER

TAMERON AUTOMOTIVE GROUP

TAMIAMI FORD, INC.

TAMPA BAY AUTO FINANCE

TAMPA HONDALAND

TAPPER AUTO SALES

TARGET AUTOMOTIVE

TATE DODGE CHRYSLER JEEP INC

TAYLOR AUTO SALES

TAYLOR AUTO SALES INC.

DEALER NAME

TAYLOR MORGAN INC

TAYLOR’S AUTO SALES

TAZ AUTO SALES

TDR AUTO PLAZA LLC

TEAM AUTOMOTIVE

TEAM CHEVROLET OLDSMOBILE

TEAM NISSAN OF MARIETTA

TED RUSSELL KIA

TED’S AUTO SALES, INC.

TELEGRAPH CHRYSLER JEEP, INC.

TEMPEST MOTORS

TENA AUTOMOTIVE LLC

TENNESSEE AUTO SALES

TERRY LABONTE CHEVROLET

TERRY LEE HONDA

TERRY’S AUTO SALES, INC.

THE 3445 CAR STORE, INC.

THE AUCTION WAY CO INC

THE AUTO GROUP LLC

THE AUTO LIVERY

THE AUTO PARK INC

THE AUTO STORE

THE AUTO STORE

THE AUTO STORE

THE CAR AND TRUCK STORE LLC

THE CAR CABANA OF

THE CAR COMPANY SUZUKI

THE CAR CONNECTION, INC.

THE CAR MAN LLC

THE CAR SHOPPE LLC

THE CAR STORE INC.

THE FINISH LINE

THE KIA STORE

THE LUXURY AUTOHAUS INC.

THE TRUCK LINK, LLC

THOMAS & SON INC.

THOMAS AUTO MART, INC.

THOMAS CHEVROLET BUICK PONTIAC

THOMAS NIEWIEK AUTO INC

THOMAS OF CAIRO, CHEV, PONT

THOMAS USED CARS, INC.

THOMASVILLE TOYOTA

THOMPSON FORD

THURSTON FLEET SALES

DEALER NAME

TIFFIN FORD LINCOLN MERCURY

TILLMAN AUTO LLC

TINKER BOYD USED CARS

TODD WENZEL BUICK PONTIAC GMC

TOM GILL CHEVROLET

TOM HOLZER FORD

TOM KELLEY BUICK GMC PONTIAC

TOM WOOD FORD

TOM WOOD NISSAN, INC.

TOMLINSON MOTOR COMPANY OF

TONY ON WHEELS, INC.

TOP CHOICE AUTO

TOP CHOICE AUTO SALES INC

TOP GUN AUTO SALES LLC

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY FORD, INC.

TOWN & COUNTRY SELECT

TOWNE EAST AUTO

TOYOTA OF BEDFORD

TOYOTA OF CINCINNATI CO, INC.

TOYOTA OF GREENVILLE, INC

TOYOTA OF HOLLYWOOD

TOYOTA OF LOUISVILLE, INC.

TOYOTA OF WARSAW

TOYOTA OF WINTER HAVEN

TOYOTA WEST/SCION WEST

TRAMWAY MOTOR CARS

TRI-COUNTY CHRYSLER PRODUCTS

TRI-COUNTY MOTORS

TRIMCA MOTORS LLC

TRINITY AUTOMOTIVE

TRIPLE M AUTO CONSULTANTS

TROPICAL AUTO OUTLET

TROPICAL AUTO SALES

TROY FORD INC

TRUCK TOWN INC

TRYON AUTO MALL

TUBBS AUTO SALES LLC

TWIN CITY CARS INC

TWIN CITY NISSAN INC

U.S. AUTO GROUP, INC.

ULTIMATE IMAGE AUTO, INC

ULTIMATE MOTOR CARS INC

UNION CITY NISSAN

DEALER NAME

UNIQUE MOTOR SALES

UNIQUES IMPORTS

UNITED AUTO BROKERS

UNITED AUTO SALES

UNITED SALES AND LEASING, INC

UNITY MOTORS, LLC

UNIVERSITY HYUNDAI OF DECATUR

UNIVERSITY KIA

UNIVERSITY MOTORS

UNIVERSITY NISSAN

US AUTO MART INC

US MOTORS

USA AUTO & LENDING INC

USA MOTORCARS

USED AUTOS FOR EVERYONE

USED CAR FACTORY INC

USED CAR SUPERMARKET

VA CARS INC

VADEN NISSAN, INC.

VALENTINE BUICK GMC

VALLEY MITSUBISHI

VAN DEVERE, INC

VANGUARD AUTO CENTER INC

VANN YORK NISSAN, INC.

VANN YORK PONTIAC BUICK GMC

VANN YORK PONTIAC, INC.

VANN YORK TOYOTA, INC

VANTAGE MOTORS LLC

VARSITY LINCOLN MERCURY

VEHICLES NASHVILLE LLC

VENICE NISSAN DODGE, INC

VETERANS FORD

VIC BAILEY LINCOLN MERCURY

VIC OSMAN LINCOLN MERCURY, INC

VICTORIA MOTORS, LLC

VICTORY CHEVROLET LLC

VICTORY HONDA OF MONROE

VIGA ENTERPRISE INC

VILLAGE FORD INC

VINCE EARLY MOTORS INC

VINCE WHIBBS PONTIAC-GMC

VININGS ENTERPRISES INC

VIP AUTO ENTERPRISES INC

VIRGINIA MOTOR COMPANY

DEALER NAME

VIZION AUTO

VOGUE MOTOR CO INC

WABASH VALLEY CHRYSLER LLC

WADE FORD INC

WADE RAULERSON BUICK GMC

WADSWORTH CARS & CREDIT

WALDORF FORD, INC.

WALKER AUTO GROUP

WALKER FORD CO., INC.

WALLACE NISSAN

WALSH AUTO BODY, INC

WALSH HONDA

WALT SWEENEY FORD, INC

WALTERS AUTO SALES AND RENTALS

WARSAW BUICK GMC

WAYLAND MOTOR SALES

WAYNE THOMAS CHEVROLET, INC.

WAYNESVILLE AUTO MART

WE FINANCE AUTO SALES LLC

WEINLE AUTO SALES

WEST CLAY MOTOR COMPANY LLC

WEST COAST CAR & TRUCK SALES

WEST END AUTO SALES & SERVICE

WEST MOBILE AUTOMOTIVE

WEST SIDE TOYOTA

WESTSIDE MOTORS

WESTVIEW MOTORS, INC.

WHEELS & DEALS AUTO SALES

WHEELS & DEALS AUTO SALES OF

WHEELS MOTOR SALES

WHOLESALE DIRECT

WHOLESALE, INC

WILLETT HONDA SOUTH

WILLIAMSBURG CHRY JEEP

WILLS MOTOR SALES

WILLY HEROLD SUBARU

WINDSOR AUTO SALES INC

WINTER PARK AUTO EXCHANGE INC

WINTER PARK AUTO MALL CORP

WOLFGANG MOTOR GROUP

WOMACK AUTO SALES

WOODY SANDER FORD, INC.

WORLD AUTO

WORLD CLASS MOTORS LLC

WORLD FORD STONE MOUNTAIN

WORLEY AUTO SALES

WOW CAR COMPANY

WYRICK AUTO SALES

DEALER NAME

XL1 MOTORSPORTS, INC

XTRAUTO

XTREME AUTO SALES

YADKIN ROAD AUTO MART

YARK AUTOMOTIVE GROUP, INC

YERTON LEASING & AUTO SALES

YM EURO CARS INC

YOUR DEAL AUTOMOTIVE

Z CARS OF OCALA

ZAPPIA MOTORS

ZEIGLER CHEVROLET LLC

ZEIGLER CHRYSLER DODGE JEEP